Exhibit 10.30

JOINDER AGREEMENT

This Joinder Agreement (this “Agreement”) is by and between VI ACQUISITION CORP., a Delaware corporation (the “Company”) and TIM CASEY (“Casey”).

RECITALS

A.            Pursuant to the terms of a Management Agreement between the Company and Casey dated of even date herewith (the “Management Agreement”), Casey is acquiring from the Company 15,000 shares of the Company’s Common Stock, par value $0.01 per share Common Stock.

B.            The Company requires execution of this Joinder Agreement as a condition to the sale of the shares under the Management Agreement.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged by the parties hereto, the parties agree as follows:

1.             Registration Rights Agreement

a.             Casey is hereby made a party to the Registration Rights Agreement dated as of June 13, 2003, by and among the Company and the other parties thereto (the “Registration Rights Agreement”) in the capacity of an “Executive” (as such term is defined in the Registration Rights Agreement), and Casey hereby agrees to be bound by all of the terms and conditions set forth in the Registration Rights Agreement applicable to Casey as an Executive, as to all shares purchased under the Management Agreement.

b.             Casey shall execute a signature page to the Registration Rights Agreement in the form attached hereto as Schedule 1.b., which signature page shall be attached to and made a part of the Registration Rights Agreement.

c.             The Schedule of Security Holders to the Registration Rights Agreement shall hereby be replaced with Schedule 1.c attached hereto.

2.             Stockholders Agreement

a.             Casey is hereby made a party to the Stockholders Agreement dated as of June 13, 2003, by and among the Company and the other parties thereto (the “Stockholders Agreement”) in the capacity of an “Executive” and a “Stockholder” (as such terms are defined in the Stockholders Agreement), and Casey hereby agrees to be bound by all of the terms and conditions set forth in the Stockholders Agreement applicable to him as an Executive and a Stockholder, as to all shares purchased under the Management Agreement.

b.             Casey shall execute a signature page to the Stockholders Agreement in the form attached hereto as Schedule 2, which signature page shall be attached to and made a part of the Stockholders Agreement.

3.             The Agreement is binding upon the parties hereto and their permitted successors and assigns.

4.             This Agreement may be executed in one or more counterparts, and by facsimile signature, each of which shall be deemed an original, but all of which when taken together, shall constitute one and the same instrument.

5.             This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the                  day of April, 2006.

Company:

VI ACQUISITION CORP.

By:
Michael J. Solot, President	TIM CASEY

2

SCHEDULE 1.b.

TIM CASEY

VI Acquisition Corp.
Registration Rights Agreement
Joinder Signature Page

SCHEDULE 1.c

SCHEDULE OF SECURITY HOLDERS

WIND POINT PARTNERS IV, L.P.

WIND POINT PARTNERS V, L.P.

WIND POINT IV EXECUTIVE ADVISOR PARTNERS, L.P.

WIND POINT ASSOCIATES IV, LLC

676 N. Michigan Avenue, Suite 3700

Chicago, IL 60611

Fax:  (312) 255-4820

Tel.: (312) 255-4800

Attn.:   Michael J. Solot

With a copy to:

Sachnoff & Weaver, Ltd.

30 S. Wacker Drive, 29th Floor

Chicago, Illinois 60606

Fax:  (312) 207-1000

Tel:  (312) 207-6400

Attn:   Seth M. Hemming, Esq.

MID OAKS INVESTMENTS LLC

750 Lake Cook Road, Suite 440

Buffalo Grove, Illinois  60089

Fax:  (847) 215-3421

Tel:  (847) 215-3420

Attn:   Wayne C. Kocourek

With a copy to:

GREENBERG TRAURIG, LLP

77 West Wacker Drive

Suite 2500

Chicago, Illinois  60601

Fax:  (312) 456-8435

Tel:  (312) 456-8400

Attn:   David W. Schoenberg

A.G. EDWARDS PRIVATE EQUITY PARTNERS QP II, L.P.

A.G. EDWARDS PRIVATE EQUITY PARTNERS II, L.P.

A.G. Edwards Capital, Inc.

One North Jefferson

St. Louis, MO  63103

Fax:  (314) 955-8095

Tel:  (314) 955-3971

Attn:   Patricia A. Dahl

WALTER VAN BENTHUYSEN

17 Tartan Lakes Ct.

Westmont, IL  60559

ALLIED CAPITAL CORPORATION

401 N. Michigan Ave., Suite 2050

Chicago, IL  60611

Attn:  Ed Ross, Managing Director

With a copy to:

Moore & Van Allen PLLC

100 North Tryon Street, Suite 4700

Charlotte, North Carolina 28202

Attn:  John Chinuntdet

GLEACHER MEZZANINE FUND I, L.P.

GLEACHER MEZZANINE FUND P, L.P.

660 Madison Avenue, 17th Floor

New York, NY  10021

Attn:   Mary Gay, Managing Director

With a copy to:

Moore & Van Allen PLLC

100 North Tryon Street, Suite 4700

Charlotte, North Carolina 28202

Attn:   John Chinuntdet

SUNTRUST BANKS, INC.

C/O SUNTRUST EQUITY PARTNERS

303 Peachtree Street, N.E., 25th Floor

Atlanta, GA  30308

Attn:   Palmer Henson, Director

With a copy to:

Moore & Van Allen PLLC

100 North Tryon Street, Suite 4700

Charlotte, North Carolina 28202

Attn:   John Chinuntdet

2

IF TO THE FOLLOWING EXECUTIVES, at the address appearing in the Company’s records:

Debra Koenig

Timothy Kanaly

Daniel Gresham

Mark Hampton

Donald Prismon

VI Acquisition Corp.
Stockholders Agreement
Schedule of Security Holders

3

SCHEDULE 2

TIM CASEY

VI Acquisition Corp.
Stockholders Agreement
Joinder Signature Page